UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2006



                          FREESCALE SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                 001-32241            20-0443182
 (State or other jurisdiction of    (Commission         (I.R.S. Employer
 incorporation or organization)     File Number)     Identification Number)


               6501 William Cannon Drive West, Austin, Texas 78735 (Address of principal executive offices, including zip code)


                                 (512) 895-2000
              (Registrant's telephone number, including area code)


                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2--Financial Information.

Item 2.02. Results of Operations and Financial Condition.

     On April 19, 2006, Freescale Semiconductor, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this report.


Section 9--Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

   (d) Exhibits

   99.1      Press release of Freescale Semiconductor, Inc., dated April 19,
             2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FREESCALE SEMICONDUCTOR, INC.



                                         By: /s/ John D. Torres
                                             -----------------------------------
                                         Name: John D. Torres
                                         Title: Senior Vice President, General
                                                Counsel and Secretary


Date: April 19, 2006

                                  Exhibit Index


   Exhibit Number                          Description
--------------------   -------------------------------------------------------
        99.1           Press release of Freescale Semiconductor, Inc., dated
                       April 19, 2006.